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                                                                    EXHIBIT 21.1

                                 METLIFE, INC.
                            As of December 31, 2005


Wholly-Owned Active Subsidiaries(1)
-----------------------------------

23RD STREET INVESTMENTS, INC. (DE)
334 MADISON EURO INVESTMENTS, INC. (DE)
334 MADISON AVENUE BTP-D HOLDINGS, LLC (DE)
334 MADISON AVENUE BTP-E HOLDINGS, LLC (DE)
440 SOUTH LASALLE LLC (DE)
500 GRANT STREET GP LLC (DE)
500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
ALTERNATIVE FUEL I, LLC (DE)
BEST MARKET S.A. (AGENTINA)
BOND TRUST ACCOUNT A (MA)
CDMK, INC. (KOREA)
CITICORP LIFE INSURANCE COMPANY (AZ)
CITISTREET ASSOCIATES INSURANCE AGENCY OF MASSACHUSETTS LLC (MA)
CITISTREET ASSOCIATES LLC (DE)
CITISTREET ASSOCIATES OF HAWAII (HI)
CITISTREET ASSOCIATES OF MONTANA LLC (MT)
CITISTREET ASSOCIATES OF TEXAS, INC.(TX)
CITISTREET EQUITIES LLC (NJ)
CITISTREET FINANCIAL SERVICES LLC (NJ)
CITISTREET FUNDS MANAGEMENT LLC (NJ)
CITISTREET RETIREMENT SERVICES LLC (NJ)
COMPANIA PREVISIONAL METLIFE S.A. (BRAZIL)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM)
CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
COVA CORPORATION  (MO)
COVA LIFE MANAGEMENT COMPANY (DE)
CRB CO., INC. (MA)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
ENTERPRISE GENERAL INSURANCE AGENCY, INC. (DE)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
EURO CL INVESTMENTS, LLC (DE)
EURO TI INVESTMENTS LLC (DE)
EURO TL INVESTMENTS LLC (DE)
FIRST CITICORP LIFE INSURANCE COMPANY (NY)
FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)
GA HOLDING CORP. (MA)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL, LLC (MO)

------------
(1) Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

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GENAMERICA MANAGEMENT CORPORATION (MO)
KRISMAN, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
GREENWICH STREET INVESTMENTS, L.L.C. (DE)
GREENWICH STREET CAPITAL OFFSHORE FUND, LTD (VIRGIN ISLANDS) GREENWICH STREET INVESTMENTS, L.P. (DE)
HEADLAND DEVELOPMENT CORPORATION (CA)
HEADLAND-PACIFIC PALISADES, LLC (CA)
HEADLAND PROPERTIES ASSOCIATES (CA)
HOLLOW CREEK, L.L.C. (CT)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS OF FLORIDA, INC. (FL)
HPZ ASSETS LLC (DE)
LA INVESTMENTS S.A. (ARGENTINA)
L/C DEVELOPMENT CORPORATION (CA)
MET1 SIEFORE, S.A. de C.V. (MEXICO)
MET2 SIEFORE, S.A. de C.V. (MEXICO)
MET AFJP S.A. (ARGENTINA)
METDENT, INC. (DE)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
MET INVESTORS ADVISORY, LLC (DE)
METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL) METLIFE ADVISERS, LLC (MA)
METLIFE AFORE, S.A. DE C.V. (MEXICO)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
METLIFE BANK, NATIONAL ASSOCIATION (USA)
METLIFE CANADA/ METVIE CANADA (CANADA)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CAPITAL TRUST II (DE)
METLIFE CAPITAL TRUST III (DE)
METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE) METLIFE CHILE INVERSIONES LIMITADA (CHILE)
METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
METLIFE CREDIT CORP.(DE)
METLIFE DIRECT CO.,LTD.(JAPAN)
METLIFE EUROPEAN HOLDINGS, INC.
METLIFE EXCHANGE TRUST I (DE)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA) METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
METLIFE GLOBAL, INC. (DE)
METLIFE GROUP, INC. (NY)
METLIFE HOLDINGS, INC. (DE)
METLIFE (INDIA) PRIVATE LTD. (INDIA)
METLIFE INSURANCE LIMITED (AUSTRALIA)
METLIFE INSURANCE LIMITED (UNITED KINGDOM)
METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)
METLIFE INSURANCE S.A./NV (BELGIUM)
METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INTERNATIONAL INSURANCE, LTD.(BERMUDA)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)


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METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
METLIFE INVESTORS GROUP, INC. (DE)
METLIFE INVESTORS FINANCIAL AGENCY, INC. (TX)
METLIFE INVESTORS INSURANCE COMPANY (MO)
METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA (CA)
METLIFE INVESTORS USA INSURANCE COMPANY (DE)
METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE) METLIFE LIMITED (UNITED KINGDOM)
METLIFE MEXICO S.A. (MEXICO)
METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
METLIFE PENSIONES S.A. (MEXICO)
METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
METLIFE REINSURANCE, LTD. (BERMUDA)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA)-
(also known as MetLife Insurance Company of Korea Limited)
METLIFE SECURITIES, INC. (DE)
METLIFE SERVICES LIMITED (UNITED KINGDOM)
METLIFE STANDBY I, LLC (DE)
METLIFE TAIWAN INSURANCE COMPANY LIMITED (TAIWAN)
METLIFE TOWER RESOURCES GROUP, INC. (DE)
METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE POLSKA AKCYJNA (POLAND) METLIFE VIDA E PREVIDENCIA S.A. (BRAZIL)
METLIFE WORLDWIDE HOLDINGS, INC. (DE)
METPARK FUNDING, INC. (DE)
METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)
METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG) METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS (TX)
METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL) METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI) METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM) METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC.(DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
MLA COMERCIAL, S.A. DE C.V. (MEXICO)
MLA SERVICIOS, S.A. DE C.V. (MEXICO)
NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)
NEW ENGLAND SECURITIES CORPORATION (MA)

NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
OMEGA REINSURANCE CORPORATION  (AZ)
ONE FINANCIAL PLACE CORPORATION (DE)
ONE FINANCIAL PLACE HOLDINGS, LLC (DE)
ONE FINANCIAL PLACE LP (DE)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
PANTHER VALLEY, INC. (NJ)
PARAGON LIFE INSURANCE COMPANY (MO)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
PARTNERS TOWER, L.P. (DE)
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND I, LLC (DE)
PILGRIM INVESTMENTS HIGHLAND PARK, LLC (DE)
PILGRIM INVESTMENTS SCHAUMBERG WINDY POINT LLC (DE)
PILGRIM INVESTMENTS YORK ROAD LLC (DE)
PLAZA LLC (CT)
SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SIEMBRA SEGUROS DE RETIRO S.A. (ARGENTINA)
SIEMBRA SEGUROS DE VIDA S.A. (ARGENTINA)
SPECIAL MULTI-ASSET RECEIVABLES TRUST (DELAWARE)
TANDEM EGI/C INVESTMENTS, L.P. (DE)
TEN PARK SPC (CAYMAN ISLANDS)
TEXAS LIFE INSURANCE COMPANY (TX)
TEXAS LIFE AGENCY SERVICES, INC. (TX)
TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)
THE PROSPECT COMPANY (DE)
THE TRAVELERS INSURANCE COMPANY (CT)
THE TRAVELERS LIFE & ANNUITY COMPANY (CT)
THE TRAVELERS LIFE & ANNUITY REINSURANCE COMPANY (SC)
THORNGATE, LLC (DE)
TH TOWER LEASING, LLC (DE)
TH TOWER NGP, LLC (DE)
TIC EUROPEAN REAL ESTATE LP, LLC (DE)
TLA HOLDINGS LLC (DE)
TOWER SQUARE SECURITIES, INC. (CT)
TOWERS SQUARE SECURITIES INSURANCE AGENCY OF ALABAMA, INC. (AL)
TOWERS SQUARE SECURITIES INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA) TOWERS SQUARE SECURITIES INSURANCE AGENCY OF NEW MEXICO, INC. (NM) TOWERS SQUARE SECURITIES INSURANCE AGENCY OF OHIO, INC. (OH)
TOWERS SQUARE SECURITIES INSURANCE AGENCY OF TEXAS, INC. (TX)
TRAL & CO.(CT)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC (NY)
TRAVELERS DISTRIBUTION LLC (DE)
TRAVELERS EUROPEAN INVESTMENTS LLC (CT)
TRAVELERS INTERNATIONAL INVESTMENTS LTD. (CAYMAN ISLANDS)
TRAVELERS INVESTMENT ADVISER, INC. (DE)
TRIBECA DISTRESSED SECURITIES, L.L.C. (DE)
TRUMBULL STREET EQUITY INVESTMENTS LLC (DE)
TRUMBULL STREET INVESTMENTS LLC (DE)
WALNUT STREET ADVISERS, INC. (MO)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)




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                                        METLIFE, INC.
                                As of December 31, 2005

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock(2)
_______________________________________________________________________________

190 S. LASALLE ASSOCIATES L.L.C. (50%) (DE)
PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND III ASSOCIATES, LLC (67%) (CT) PILGRIM INVESTMENTS OAKMONT LANE, LLC (50%) (DE)
FAIRFIELD MANAGEMENT GROUP, INC. (52.8%)(MO)
GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (52.8%) (ARGENTINA)
GREAT RIVERS REINSURANCE MANAGEMENT, INC. (52.8%)(MO)
LONG TERM CARE PARTNERS, LLC (50%) (DE)
MALAYSIAN LIFE REINSURANCE GROUP BERHAD (17.55%) (MALAYSIA)
METLIFE INDIA INSURANCE COMPANY PRIVATE LIMITED (26%) (INDIA)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS(3) (TX)
P.T. METLIFE SEJAHTERA (95.21%)(INDONESIA)
REINSURANCE COMPANY OF MISSOURI, INCORPORATED (52.8%)(MO)
REINSURANCE GROUP OF AMERICA, INCORPORATED (52.8%)(MO)
REINSURANCE PARTNERS, INC. (52.8%)(MO)
RGA AMERICAS REINSURANCE COMPANY, LTD. (52.8%)(BARBADOS)
RGA ASIA PACIFIC PTY LIMITED (52.8%) (AUSTRALIA)
RGA AUSTRALIAN HOLDINGS PTY LIMITED (52.8%)(AUSTRALIA)
RGA CAPITAL LIMITED (U.K.)(52.8%)(UNITED KINGDOM)
RGA CAPITAL TRUST I (52.8%)(DE)
RGA FINANCIAL GROUP, L.L.C. (52.8%)(DE)
RGA FINANCIAL PRODUCTS LIMITED (52.8%)(CANADA)
RGA GLOBAL REINSURANCE, LTD. (52.8%) (BERMUDA)
RGA HOLDINGS LIMITED (U.K.) (52.8%)(UNITED KINGDOM)
RGA INTERNATIONAL REINSURANCE COMPANY (IRELAND)
RGA INTERNATIONAL CORPORATION (52.8%) (NOVA SCOTIA/ CANADA)
RGA LIFE REINSURANCE COMPANY OF CANADA (52.8%)(CANADA)
RGA REINSURANCE COMPANY (52.8%) (MO)
RGA REINSURANCE COMPANY (BARBADOS) LTD. (52.8%)(BARBADOS)
RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (52.8%)(AUSTRALIA)
RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (52.8%)(SOUTH AFRICA)
RGA REINSURANCE (UK) LIMITED (52.8%) (UNITED KINGDOM)
RGA SIGMA REINSURANCE SPC (52.8%) (CAYMAN ISLANDS)
RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (52.8%)(SOUTH AFRICA)
RGA TECHNOLOGY PARTNERS, INC. (52.8%) (MO)
RGA UK SERVICES LIMITED (52.8%) (UNITED KINGDOM)
RGA (U.K.) UNDERWRITING AGENCY LIMITED (52.8%)(UNITED KINGDOM)
RGA WORLDWIDE REINSURANCE COMPANY, LTD. (52.8%) (BARBADOS)
SOLOMON SMITH BARNEY PRIVATE SELECTION FUND I, LLC (24.46%) (NY)
SSB PRIVATE SELECTIONS, LLC (50%) (DE)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)
TRIBECA CITIGROUP INVESTMENTS LTD. (68%) (CAYMAN ISLANDS)
TRIBECA GLOBAL CONVERTIBLE INVESTMENTS LTD. (83%) (CAYMAN ISLANDS)

-----------
(2) Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

(3) Affiliate

                                 METLIFE, INC.
                            As of December 31, 2005


Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:
_______________________________________________________________________________


REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)